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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): December 6, 2000





               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)

       North Carolina               333-30294                   56-1643598
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)

       One First Union Center
    Charlotte, North Carolina                                        28228-0600
    -------------------------                                        ----------
       (Address of Principal                                         (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (704) 374-6161
                                                   ----- --------

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Item 5.           Other Events

     On December 6, 2000 the Registrant released a Brown & Wood LLP memorandum, dated December 4, 2000, to security holders and to the general public regarding the FULBA Series 1998-C2 transaction.

Item 7.      Financial Statements and Exhibits

             (a)  Financial Statements - Not Applicable.

             (b)  Pro Forma Financial Information - Not Applicable.

             (c)  Exhibits

                  20  Statements to Security Holders Released to the Public

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIRST UNION COMMERCIAL
                                                  MORTGAGE SECURITIES, INC.



                                                 By:   /s/ Craig M. Lieberman
                                                       ------------------------
                                                      Name:  Craig M. Lieberman
                                                      Title:    Vice President

Dated:  December 6, 2000


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Exhibit Index

Exhibit

         20    Statements to Security Holders Released to the Public